SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) December 19, 2000


               AEI INCOME & GROWTH FUND 23 LLC
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




          000-30449                     41-1922579
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On December 19, 2000, the LLC purchased a newly constructed Razzoo's restaurant in San Antonio, Texas from Razzoo's, Inc. The total cash purchase price of the land and building was approximately $3,475,250. Razzoo's, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of Limited Membership Units.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of businesses acquired.  -
             Not    Applicable.     Property    was    newly
             constructed.

        (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the LLC had acquired the property on September 30, 1999 (date LLC commenced operations), the LLC's Investments in Real Estate would have increased by $3,475,250 and its Current Assets (cash) would have decreased by approximately $3,475,250.

             The Total Income for the LLC would have increased from $25,872 to $110,581 for the period ended December 31, 1999 and from $254,873 to $448,542 for the nine months ended September 30, 2000 if the LLC had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $19,613  and  $58,839  for  the  period   ended
             December  31,  1999 and the nine  months  ended
             September 30, 2000, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $(33,786) to $31,310 and from $130,725 to
             $265,555, which would have resulted in Net Income of $13.27 and $49.56 per Limited Membership Unit outstanding for the period ended December 31, 1999 and the nine months ended September 30, 2000, respectively.

        (c)  Exhibits

                 Exhibit    10.1   -    Net    Lease
                 Agreement  dated April  19,  2000,
                 between   the  LLC  and  Razzoo's,
                 Inc.  relating to the property  at
                 14404 U.S. Highway 281 North,  San
                 Antonio,  Texas  (incorporated  by
                 reference to Exhibit 10.4 of  Form
                 8-K  filed with the Commission  on
                 May 3, 2000).

                 Exhibit  10.2   First Amendment  to
                 Net    Lease    Agreement    dated
                 December  19,  2000,  between  the
                 LLC  and  Razzoo's, Inc.  relating
                 to  the  property  at  14404  U.S.
                 Highway  281  North, San  Antonio,
                 Texas.


                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 23 LLC

                              By:  AEI Fund Management XXI, Inc.
                              Its:  Managing Member


Date:  December 22, 2000       /s/ Mark E Larson
                              By:  Mark E. Larson
                              Its Chief Financial Officer
                                  (Principal Accounting and
                                  Financial Officer)